Carrying values of vessels, vessels under construction and goodwill	12 Months Ended
Dec. 31, 2018
Impairment Of Assets [Abstract]
Carrying values of vessels, vessels under construction and goodwill
Carrying values of vessels, vessels under construction and goodwill
At each balance sheet date, we review the carrying amounts of our goodwill, vessels and related drydock costs to determine if there is any indication that these amounts have suffered an impairment loss. If such indication exists, the recoverable amount of the vessels and related drydock costs is estimated in order to determine the extent of the impairment loss (if any). Recoverable amount is the higher of fair value less costs to sell and value in use. As part of this evaluation, we consider certain indicators of potential impairment, such as market conditions including forecast time charter rates and values for second hand product tankers, discounted projected vessel operating cash flows and the Company’s overall business plans.
Goodwill arising from the September Closing has been allocated to the cash generating units within each of the respective operating segments that are expected to benefit from the synergies of the Merger (LR2s and LR1s). The carrying values of goodwill allocated to these segments were $8.9 million for the LR2 segment and $2.6 million for the LR1 segment. Goodwill is not amortized and is tested annually (or more frequently, if impairment indicators arise) by comparing the aggregate carrying amount of the cash generating units in each respective operating segment, plus the allocated goodwill, to their recoverable amounts. Recoverable amount is the higher of the fair value less cost to sell (determined by taking into consideration two independent broker valuations for each vessel within each segment) and value in use. In assessing value in use, the estimated future cash flows of the operating segment are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the operating segment for which the estimates of future cash flows have not been adjusted. This test was performed in connection with the assessment of the carrying amount of our vessels and related drydock costs below, and the test did not result in an impairment charge to goodwill at December 31, 2018.
At December 31, 2018, we reviewed the carrying amount of our vessels to determine whether there was an indication that these assets had suffered an impairment. First, we assess the fair value less the cost to sell our vessels taking into consideration vessel valuations from leading, independent and internationally recognized ship brokers. We then compare that estimate of market values (less an estimate of selling costs) to each vessel’s carrying value and, if the carrying value exceeds the vessel’s market value, an indicator of impairment exists. We also consider sustained weakness in the product tanker market as an impairment indicator. If we determined that impairment indicators exist, then we prepared a value in use calculation where we estimated each vessel’s future cash flows. These estimates were primarily based on (i) a combination of the latest forecast, published time charter rates for the next three years and a 2.47% growth rate (which is based on published historical and forecast inflation rates) in freight rates in each period thereafter and (ii) our best estimate of vessel operating expenses and drydock costs, which are based on our most recent forecasts for the next three years and a 2.47% growth rate in each period thereafter. These cash flows were then discounted to their present value using a pre-tax discount rate of 8.29%. The results of these tests were as follows:
At December 31, 2018, we owned or financed leased 109 vessels in our fleet:

•	34 of our owned or financed leased vessels in our fleet had fair values less costs to sell greater than their carrying amount. As such, there were no indicators of impairment for these vessels.

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75 of our owned or finance leased vessels in our fleet had fair values less costs to sell less than their carrying amount. We prepared a value in use calculation for each of these vessels which resulted in no impairment being recognized.

At December 31, 2017, we owned or financed leased 107 vessels in our fleet and two vessels under construction:

•	Eight of our owned or financed leased vessels in our fleet had fair values less costs to sell greater than their carrying amount. As such, there were no indicators of impairment for these vessels.

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99 of our owned or finance leased vessels in our fleet had fair values less costs to sell less than their carrying amount. We prepared a value in use calculation for each of these vessels which resulted in no impairment being recognized.

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We did not obtain independent broker valuations for our two vessels under construction. To assess their carrying values for impairment, we prepared value in use calculations for each vessel which resulted in no impairment being recognized.

The impairment test that we conduct is most sensitive to variances in the discount rate and future time charter rates.

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Based on the sensitivity analysis performed for December 31, 2018, a 1.0% increase in the discount rate would result in one LR2 vessel being impaired for an aggregate $0.3 million loss. Alternatively, a 5% decrease in forecasted time charter rates would result in two LR2 vessels being impaired for an aggregate $0.4 million loss.

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Based on the sensitivity analysis performed for December 31, 2017, a 1.0% increase in the discount rate would result in four MR vessels being impaired for an aggregate $2.3 million loss. Alternatively, a 5% decrease in forecasted time charter rates would also result in thirteen Handymax and MR vessels being impaired for an aggregate $6.9 million loss.